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                                                                EXHIBIT 10(h)(2)



STANDARD FORM 30 (REV. 10-83)

AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT

1.  Contract ID Code
         Page of Pages

2.  Amendment/Modification No.

3.  Effective Date

4.  Requisition/Purchase Req. No.

5.  Project No. (If applicable)

6.  Issued By
         Code
         General Services Administration
         National Furniture Center (3FNSB)
         Washington, DC  20406

7.  Administered By (If other than Item 6)
         Code

8. Name and Address of Contractor (No., street, country, State and ZIP Code) Bodybilt Seating, Inc.
         One Bodybilt Place
         Navasota, TX  77868

9A.  Amendment of Solicitation No.

9B.  Dated (See Item 11)

10A.  Modification of Contract/Order No.
         GS-29F-0119c

10B.  Dated (See Item 13)
         Code
         Facility Code

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
         ___ The above numbered solicitation is amended as set forth in Item
             14.  The hour and date specified for receipt of Offers
         ___ is extended,
         ___ is not extended.

         Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

         (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  Accounting and Appropriation Date (If required)

13.  THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT
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     MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
         ___  A.  This change order is issued pursuant to: (Specify authority)
                  The changes set forth in Item 14 are made in the contract order no. in Item 10A.

         ___ B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of Far 43,103(b).

         XX   C.  This supplemental agreement is entered into pursuant to
         ---      authority of:

         Amendment No. 9 and FSS Acquisition Letter 95-4.

         ___  D.  Other (Specify type of modification and authority)

         E.  IMPORTANT:

         Contractor ___ is not,
         XX is required to sign this document and return 2 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
         FEDERAL SUPPLY SCHEDULE - 71-III-H- MISCELLANEOUS FURNITURE, MULTI-PURPOSE FURNITURE The above referenced contract is hereby modified as follows:
         This Modification becomes effective upon the date signed by the Contracting Officer.
         Special Item Numbers Awarded:  496-5
         Estimated Dollar Value:  $14,949,800.00
         Base Discount:
         62.12% and 64.65% for model J756 only based on pricelist dated
            November 1993.
         Volume Discounts are as follows:
         $1.00-25,000             62.12%
         $25,001-35,000   63.2%
         $35,001-50,000   63.6%
         $50,001-75,000   64.4%
         $75,001-100,000  65.1%
         Maximum Order:  $100,000.00

         Base Figure of Aggregate Discount: For the contract period beginning February 1, 1996 through January 31, 2001, Nodiscount is offered on sales exceeding $_________.

         With relation to the 1% Industrial Funding Fee (to be remitted to GSA quarterly), the prices/discounts offered to the Government are:
         (X) inclusive of the Industrial Funding Fee.
         ( ) not inclusive of the Industrial Funding Fee and the contractor has agreed to absorb the cost.

         Collection of Industrial Funding Fee will be accomplished by:
         ( ) combining industrial funding fees into one payment for contractors with multiple contracts....
         or
         (X) remitting separate payments for individual contracts.

         Individual responsible for 72A cards and IFF remittances is as follows:
                 Bob Schubert
                 Bodybilt Seating, Inc.
                 One Bodybilt Place
                 Navasota, TX  77868
                 (409) 825-1700
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                 (409) 825-1725 [FAX]

         Delete all references to the Requote Procedures throughout the entire solicitation
         Page 46 Section H Special Contract Requirements:
         Delete: General Provisions governing the Requote Procedure for Requirements Exceeding the Maximum Order limitation (MOL)
         Page 46 Section H, Open Season For Contract Modifications, par. (h):
         Delete: All request to modify the contract will be accepted only during the established "open season" periods identified below.
         Insert: All request to modify the contract will be accepted only during the established "open window" periods identified below. Documents incorporated and made a part of this contract are:
         Amendment Number 9, Standard Form 33 that reflects a closing date of November 17, 1995, 3:30 PM local time and the following:
                 Letter dated November 3, 1995 cover letter.
                 Letter dated November 3, 1995 including the certification for
                   ANSI/BIFMAx5.1993.
                 Memo dated 1/29/96.
         All items offered are accepted in accordance with the following:
                 This modification is executed contingent upon receipt and approval of the required tests. The tests are required to be submitted within thirty (30) calendar days from the effective date of this modification. If applicable tests are not received and approved within the specified time frame, this contract will be canceled in accordance with the requirements of the Cancellation provision in the contract.

                 Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  Name and Title of Signer (Type or print)
         Drew Congleton, Vice President

15B.  Contractor/Offeror
         Drew Congleton (Signature of person authorized to sign)

15C.  Date Signed:  1/29/96

16A.  Name and Title of Contracting Officer (Type or print)

16B.  United States of America
         By Theresa A. Keith (Signature of Contracting Officer)

16C.  Date Signed:  2/1/96